Exhibit 99.1

This presentation includes forward-looking statements. These forward-looking statements include comments with respect to our goals, objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. Other specific risks include the following: potential inability successfully to implement our growth business strategy; the integration of businesses we may acquire; our limited operating history; the potential unavailability of external financing; our reliance on brokered deposits; the geographic concentration of our business, commercial real estate and consumer loan portfolios, including our significant concentration in California; the potential unavailability of single family loans for bulk purchase; the portion of our single family loan portfolio that is less than one year old; fraud and negligence by loan applicants and others with whom we do business; credit risk associated with our smaller borrowers in our mortgage banker finance operation; the effect of changes in the extensive regulatory scheme to which we are subject; our allowance for credit losses may be insufficient to cover actual losses; interruption in or breach of our information systems; the potential inability to obtain the third party information services on which we rely; and environmental risks associated with foreclosure on real estate properties. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Forward Looking Information

Mission To grow our community bank supported by commercial and mortgage lending. We leverage our key managers who provide high quality customer service utilizing technology and outsourced processes. We are a low cost producer. We capitalize on industry consolidation through acquisitions.

2004 Accomplishments Grew earnings by 624% and assets by 55%. Obtained a milestone of $3.0 billion in assets during the 2nd quarter Almost tripled commercial loans Established our mortgage banker finance product Expanded our community banking locations from 14 to 23 Successfully integrated Jacksonville and Lost Pines Developed and implemented a consistent marketing strategy We closed the merger with Cedar Creek Bank in December 2004 We signed a definitive agreement with First National Bank of Athens in December 2004

2005 Accomplishments We signed a definitive agreement with Elgin Bank of Texas in January 2005 Began to roll out our mortgage products in to our community banks Began offering home equity loans and small construction loans in our community banks Implemented the "Score Card" approach in the community banks

Company Overview

Strategy Continue to build a premier, relationship-based community banking franchise headquartered in Texas Expand into highly desirable banking markets outside principal metropolitan areas High growth Potential high entry market share Less competition from major banking institutions Expansion through both strategic acquisitions and organic growth Significant franchise acquisitions Smaller franchise in-fill and branch acquisitions Continue to leverage the proven expertise and relationships of key management Focus on three lines of business Community banking Residential mortgage lending Commercial lending

Corporate Locations Austin Houston Tyler Phoenix Orlando Dallas Retail /Wholesale Mortgage Offices located in states shaded in blue including Washington, D.C. Residential Construction Lending Offices Franklin Bank Locations Jacksonville Banking Locations Lost Pines Banking Locations Corporate Headquarters Cedar Creek Banking Locations Detroit Philadelphia First National Bank of Athens Banking Locations Elgin Bank of Texas Banking Locations

Business Overview

Community Banking Focus on growing Texas markets outside large metropolitan areas High growth Less competition Significant market share Partner with locally focused community banks that have dominant market share in non-metropolitan areas throughout Texas Lower funding costs Deposit gathering typically costs less in non-metropolitan areas vs. metro areas (relationship vs. mass-marketing) Major banking institutions are only focused on the metropolitan areas Trusted financial advisor in the community Relationship oriented Personalized service

Mortgage Banking - Retail, Wholesale & Correspondent Wholesale Relationships with brokers throughout Texas and the US 3 offices in Houston, TX, Laguna Hills, CA, and Germantown, TN Offer 350 mortgage products Sell product with forward commitments Earn spread during warehouse and aggregation period Correspondent Acquire principally adjustable rate product for the balance sheet Opportunistically acquire product based upon market conditions High quality borrowers - highly liquid products Provide a new alternative for our mortgage banker finance customers Retail Low fixed cost structure - easily scalable 56 retail mortgage offices in 20 states (as of December 31, 2004) Economies - approximately same as wholesale mortgage bankers Integrated compliance management Strategy - substantial increase in sales personnel in 2004 Offer Home equity loans, one time close, small construction loans, and permanent mortgages through our community banking offices.

Commercial Lending Residential Construction Mortgage Banker Finance Commercial Real Estate

Residential Construction Strategy Focus on the high growth markets Experienced team formerly of Bank United Corp. Geographic diversification Regional lending centers Houston, Orlando, Phoenix, Dallas, Philadelphia, & Detroit Correspondent relationship in Atlanta, GA $100MM annual production per region Target customer Good management, strong balance sheet & experience Typical Customer Profile Middle market builder 150 houses per year Short duration asset - tied to LIBOR or Prime

Mortgage Banker Finance Provide financing to: Small and medium-size mortgage banks Convert mortgage brokers to mortgage bankers Significant source of deposits Control fraud through numerous methods including taking possession of the mortgage as collateral Lead with service Experienced team of professionals

Commercial Real Estate Creative, relationship-oriented lender with an established reputation for prompt delivery and personal service Eligible properties include: retail, multi-family, office, medical office and industrial properties Loan sizes: $3MM to $20MM Opportunities are sourced through direct calling, referrals, broker relationships and participations Products focus on flexibility and feature construction acquisition/rehab and intermediate term loans (up to 5 years) as well as secured lines of credit and master credit facilities.

Community Banking Acquisitions

Community Banking Acquisitions Blue dots are Franklin branches, red dots are Jacksonville offices, green dots are Lost Pines offices, yellow dots are Cedar Creek offices, orange dots are First National Bank of Athens offices, and purple dots are Elgin Bank of Texas offices. Current community banking locations Tyler San Angelo McAllen

Financial Overview

Key Financial Data for the period ended ($ in 000's except per share data) Year Ended 2004 Year Ended 2003 Quarter Ended 12/31/04 Quarter Ended 9/30/04 Total Assets $3,479,734 $2,251,300 $3,479,734 $3,308,554 Net Income $23,149 $ 3,197 $ 6,953 $ 6,536 Earnings per diluted common share $1.07 $.29 $.32 $.30 ROAA .80% .28% .85% .81% ROCE 9.02% 2.92% 10.33% 10.10% Efficiency Ratio 51.29% 78.70% 51.24% 49.04% Net Yield on Int. Earning Assets 2.35% 1.77% 2.47% 2.18% Equity to Assets 8.07% 10.90% 8.07% 7.91%

Loan information in ($ in 000's) Loans 12/31/04 9/30/04 12/31/03 Single Family Mtg. Held for Investment $2,176,505 $2,051,247 $1,420,678 Single Family Mtg. Held for Sale 202,263 208,723 114,472 Resi. Construction 335,432 267,890 160,979 Mortgage Banker Finance 138,078 70,562 3,714 Commercial Real Estate 98,205 50,096 42,841 Community Banking 74,377 62,947 75,282 Allowance for credit losses (7,358) (6,292) (4,850) TOTAL LOANS, NET $3,017,502 $2,705,173 $1,813,116

Deposit Data in ($ in 000's) 12/31/04 9/30/04 12/31/03 Non-interest bearing & Transaction accounts $ 149,704 $ 105,320 $ 98,249 Money Market & Savings accounts 201,247 183,063 149,718 CD's - Consumer & Commercial 369,753 333,067 326,257 Subtotal Community Banking 720,704 621,450 574,224 Wholesale & brokered 781,694 946,260 685,619 TOTAL DEPOSITS $1,502,398 $1,567,710 $1,259,843

Financial Goals Our funding goal is to obtain 1/3 of our funding from community deposits by 2006. At 12/31/04 we had 28%. On a pro forma basis, after the acquisitions of Athens and Elgin, we will have 31%. Our asset mix goal is to have other than single family held for investment to represent 50% of our total loans by 2006. 12/31/03 - 22% 12/31/04 - 72%. Pro forma basis, after the Athens and Elgin acquisitions - 33%. Our efficiency goal is 50%.

Looking forward... We expect to grow assets by 25% over the next year, excluding acquisitions. We expect net income for 2005 to range from $30.0 million to $31.5 million, excluding acquisitions. The net yield on interest earning assets will decrease 15-25 basis points over the year We expect operating expenses to increase 20% during the next year with the growth of our business due to pending acquisitions and the opening of community banking and mortgage offices. We expect our higher yielding commercial loans to grow over 80% in the next year. We expect mortgage originations to increase from $632 million in 2004 to $800 million in 2005.

Looking forward... On a pro forma basis, including Athens, Elgin, and approved de novo branches, we will have 35 community banking offices by the end of 2005. We will continue to pursue additional acquisitions in our market areas. We will be adding and promoting new products in the community banking offices: Investment Security Sales Small Construction Loans Home Equity Loans Small Business Loans

Developing one of the largest banking franchises headquartered in Texas Growth will be achieved by providing specialized niche products to known customers and though geographic expansion Exceptional growth and acquisition opportunities by capitalizing on fragmented Texas market with limited in-market competitors Extensive management experience in acquiring, integrating and operating highly profitable banking institutions Management team has run an $18 billion Texas based banking institution and generated high returns for equity investors Why Franklin Bank?

Thank you for your interest in Franklin Bank (FBTX)!